UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 18, 2014

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.	94608
(Address of Principal Executive Offices)	(Zip Code)

(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01.     Regulation FD Disclosure.
NMI Holdings, Inc. (the “Company”) is furnishing the Investor Presentation, dated March 17, 2014, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”), which the Company may use from time to time beginning on March 18, 2014 in presentations to investors and other stakeholders. The Investor Presentation will also be available on the Company’s website at www.nationalmi.com.
Section 9 - Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

99.1	NMI Holdings, Inc. Investor Presentation dated March 17, 2014 (furnished and not filed for purposes of Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: March 18, 2014

By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
Vice-President, Assistant General Counsel

EXHIBIT INDEX

Exhibit No.    Description

99.1	NMI Holdings, Inc. Investor Presentation dated March 17, 2014 (furnished and not filed for purposes of Item 7.01).